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                                                                EXHIBIT 24.8

                                MEMBER AND OFFICERS OF
                    EPIC RESORTS--PALM SPRINGS MARQUIS VILLAS, LLC

                          REGISTRATION STATEMENT ON FORM S-4

                                  POWER OF ATTORNEY

          The undersigned directors and officers of Epic Resorts--Palm Springs Marquis Villas, LLC, a Delaware limited liability company (the "Company"), do hereby constitute and appoint, Thomas F. Flatley and Scott J. Egelkamp and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of debt securities (the "Securities") of Epic Resorts, LLC and Epic Capital Corp., which have been guaranteed by the Company, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-4, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                                   EXECUTED as of August 6, 1998.


 /s/ T. F. Flatley                  /s/ Scott J. Egelkamp
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Thomas F. Flatley, President       Scott J. Egelkamp, Secretary and Treasurer
(Principal Executive Officer)      (Principal Financial Officer)
                                   (Principal Accounting Officer)


 /s/ T. F. Flatley
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Epic Resorts, LLC, Sole Member
By: Thomas F. Flatley
Title: President